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                                                               Exhibit 10.10

TRANSITIONAL GUARANTY AGENCY, INC.                      AGREEMENT FOR PAYMENT ON
                                                      GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)


WHEREAS     First Bank National Association
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            (Lender Name)

located at  601 2nd Avenue South,    Minneapolis      MN            55402
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            (Street Address)         (City)        (State)          (Zip Code)

(the "Holder") holds or wishes to acquire and hold guaranteed loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act"); and

WHEREAS, the Holder represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Transitional Guaranty Agency, Inc. ("TGA") as such policies may be implemented or amended;

WHEREAS, the guarantee on the Loans or the right to reinstate a previously issued guarantee of another entity has been transferred to TGA by the United States Department of Education or by another Guaranty Agency under the Act; and

WHEREAS, TGA, relying upon the Holder's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of TGA, wishes to allow the acquisition and holding of the Loans by the Holder in accordance with the policy expressed in the Act.

NOW,THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by it, TGA agrees to honor any previously issued guarantee of the Loans by another entity or to reinstate a previously issued guarantee of the Loans by another entity, to the extent that the Loans are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of TGA, which Act, regulations, Rules and Regulations and policies, as they may be from time to time amended, are made part of this Agreement.

2. TGA agrees to purchase eligible Loans held by the Holder provided that (a) the Loans are in default (as defined by the Act, regulations, Rules and Regulations and policies identified above); (b) the Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) the Holder has requested pre-claim assistance from TGA
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     or the prior guarantor as required by the Act, regulations, and the Rules and Regulations and policies of TGA; (d) the Holder has otherwise exercised due diligence in the making, servicing, and collection of such Loans; (e) with respect to any Loan, the Holder has not committed any act or omitted to do any act, the commission or omission of which would cause TGA to lose its reinsurance pursuant to the Act with respect to such Loan; and (f) title to the promissory notes evidencing the Loans has been subrogated to TGA by the Holder.

3. With respect to all Loans previously guaranteed by another entity, TGA represents that it has negotiated an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Loans in default.

4. TGA and the Holder agree that the guarantee previously issued by another entity on any Loan shall be effective for the term of the Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of receipt by TGA of the guarantee fee, if any is required, or, if no fee is required, beginning on the latter of the date of disbursement or on the date of reinstatement of the guarantee by TGA.

5. The Holder shall maintain for all Loans a system of records and accounts, shall afford TGA access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and TGA under the Act, regulations, Rules and Regulations and policies identified above. For Loans paid in full or otherwise discharged, the records shall be retained by the Holder as required by the Act, regulations, Rules and Regulations, and policies identified above. This
     Section 5 shall survive the termination of this Agreement.

6. Holder shall promptly repurchase any Loan where the repurchase of such Loan is required in accordance with the Act, regulations, or Rules and Regulations and policies of TGA. Holder agrees to repurchase the Loans if for any reason TGA is denied reinsurance on said Loans or if said Loans are determined to be unenforceable. Holder shall indemnify and hold TGA harmless from any and all losses including costs and attorneys' fees which TGA may incur based upon Holder's failure to repurchase the Loans as provided herein. This Section 6 shall survive the termination of this Agreement.

7. TGA and the Holder agree that this Agreement shall in no manner constitute an agreement by TGA to issue new guarantees pursuant to the Act at any time for any Loans issued by the Holder, or for any Loans acquired by the Holder which were not so guaranteed prior to such acquisition.

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8.   This Agreement may be terminated by either party upon sixty (60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. TGA may, in addition and at its option, suspend or limit this Agreement in the manner provided for by TGA Rules and Regulations. No limitation, suspension, or termination shall affect the guarantee on Loans previously covered by this Agreement.

9. This Agreement may be terminated by the United States Secretary of Education (the "Secretary") upon thirty (30) days advance written notice to Holder, pursuant to the provisions of 20 U.S.C. (S)1072. No limitation, suspension, or termination shall affect the guarantee on Loans previously covered by this Agreement.

10. This Agreement may not be assigned by Holder without the express written consent of TGA said consent shall not be unreasonably withheld by TGA.

11. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Agreement.

IN WITNESS WHEREOF, the Holder and TGA have caused this Agreement to be duly executed and delivered this 15th day of December, 1994.

First Bank National Association
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Holder    (Lender Name)


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BY

x /s/ Russell E. Kruse, Jr.          12/14/94           Its Asst. Vice President
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PRINTED NAME                    SIGNATURE DATE


Russell E. Kruse, Jr.                  830694 - 831195
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HOLDER'S FEDERAL TAX ID NUMBER         ELIGIBLE LENDER NUMBER


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TRANSITIONAL GUARANTY AGENCY, INC.

x /s/ Janice A. Hines
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BY

x  JANICE A. HINES                     12-19-94
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PRINTED NAME                           SIGNATURE DATE

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